As filed with the U.S. Securities and Exchange Commission on March 27, 2012

File Nos. 33-73792

811-08270

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 38	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X	]

Amendment No. 41	[X	]

(Check appropriate box or boxes)

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

(Exact name of Registrant as Specified in Charter)

601 Union Street, Suite 2801

Seattle, WA 98101

(Address of Principal Executive Office, including Zip Code)

(206) 518-6600

(Registrant’s Telephone Number, including Area Code)

Melodie B. Zakaluk

Rainier Investment Management, Inc.

601 Union Street, Suite 2801

Seattle, WA 98101

(Name and address of Agent for Service)

WITH COPY TO:

David A. Hearth

Paul Hastings LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b)
[X]	on (March 28, 2012) pursuant to Rule 485(b)
[ ]	60 days after filing pursuant to Rule 485 (a)(1)
[ ]	on (date) pursuant to Rule 485(a)(1)
[ ]	75 days after filing pursuant to Rule 485 (a)(2)
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 38 to the Registration Statement of Rainier Investment Management Mutual Funds is being filed to respond to Staff Comments and to make certain other non-material changes to the Registration Statement for the Trust’s new Fund: Rainier International Discovery Portfolio.

RAINIER FUNDS     March 28, 2012

Prospectus

Institutional Shares

Rainier International Discovery Fund – (RAIIX)

As with all mutual funds, the Securities and Exchange Commission does not approve or disapprove of these shares or determine whether the information in this Prospectus is truthful or complete. It is a criminal offense for anyone to state otherwise.

This cover is not part of the Prospectus.

RAINIER FUNDS  |  PROSPECTUS    March 28, 2012

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SUMMARY SECTION

Rainier International Discovery Fund – (RAIIX)

Institutional Shares

INVESTMENT OBJECTIVE

The Rainier International Discovery Fund (the “Fund”) seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees	none
(fees paid directly from your investment)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	none
Other Expenses†	1.36%

Total Annual Fund Operating Expenses	2.36%

Fee Reduction and/or Expense Reimbursement	-1.11%

Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement††	1.25%

† Other Expenses are based on estimated amounts for the current fiscal year. Other Expenses includes 0.36% for offering costs which covers various one-time costs related to starting up the Fund.

†† Rainier Investment Management, Inc.® (the “Investment Adviser”) has contractually agreed to reduce its fees and/or absorb expenses to limit the total annual operating expenses of the Fund to 1.25% of the Fund's average daily net assets (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). This contract has an initial term through July 31, 2013, and can be renewed for additional one-year terms thereafter. This contract may be terminated by the Board of Trustees at anytime with 60 days’ notice to the Investment Adviser and the Investment Adviser may decline to renew this contract with notice to the Board of Trustees at least 30 days before its annual expiration date.

EXAMPLE

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$127	$555

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions the Fund will invest primarily in equity securities of companies that are small- to medium-sized at the time of purchase and are located in foreign developed countries and emerging market countries that have strong earnings prospects relative to their peers and attractive overall business fundamentals. The portfolio manager selects stocks of companies he believes will increase in value

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over time and makes investment decisions based primarily on an analysis of individual companies, rather than on broad economic forecasts. The portfolio manager believes that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. In normal market conditions, the Fund’s portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace.

The Investment Adviser refers to its stock selection philosophy as Growth at a Reasonable Price (“GARP”). Stock selection focuses on companies that are likely to demonstrate superior earnings growth relative to their peers, and whose equities are selling at attractive relative valuations. In pursuing its investment objective, the Fund may invest in equity securities, including common stock and preferred stock, and securities convertible into common stock, including warrants, convertible bonds, and rights. In addition, the Fund may also invest in the initial public offerings (“IPOs”) of small-cap companies, real estate investment trusts (“REITs”), and in certain derivatives including futures, options, forward contracts and participatory notes. Participatory notes allow investors, such as the Fund, to invest indirectly in those foreign securities without registering in those foreign markets where the country requires registration to make any direct investment in securities. The Fund will generally not invest more than 25% of its net assets in participatory notes.

The Fund will invest primarily in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), U.S. dollar-denominated foreign securities and direct foreign securities (purchased on foreign exchanges).

An IDR is a negotiable, bank-issued certificate representing ownership of stock securities by an investor outside the country of origin. An IDR is the non-U.S. equivalent of an ADR. The Fund is not required to invest a specified portion of its net assets in any particular geographic region or any particular industry or sector, but will typically invest in at least three foreign countries at any time. The Fund will generally not invest more than 50% of its net assets in issuers located in emerging markets.

The Fund is diversified and will generally hold between 60 and 120 securities and seeks to invest in securities that are selling at reasonable valuations. The Fund may sell a security, if it achieves the valuation target, or the underlying fundamentals deteriorate as compared to the portfolio manager’s expectations, or when it is replaced with a more attractive security.

In addition, up to 10% of the Fund’s net assets may be held in cash or cash equivalents at the Investment Adviser’s discretion.

PRINCIPAL INVESTMENT RISKS

Because the Fund invests in securities that normally experience daily price changes, there is the risk that an investor could lose money. The following risks could affect the value of your investment:

•

Equities Risk – The values of equity securities may fluctuate due to changes in general market conditions which are not specifically related to a particular company. They may also fluctuate due to factors that affect a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

•	Foreign Securities and Emerging Markets Risks – Investing in foreign securities and securities of companies located in emerging

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market countries involve additional risks than investing in U.S. securities, including risks related to currency- exchange rate fluctuations, political and economic instability, differences in financial reporting, accounting, auditing and legal standards, nationalization, expropriation or confiscatory taxation, less-strict regulation of securities markets, less liquidity, more volatility, higher transaction costs, and delays in settling securities transactions. Investing in securities of companies located in emerging market countries involves even greater risk and volatility than investing in more developed foreign markets because of, among other things, smaller securities markets, higher transaction costs, and fixed or managed currencies.

•

Growth Stock Risk – Growth stocks may fall out of favor with investors. Because growth stocks can have relatively high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

•

IPO Risk – IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, and limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, investment in IPO shares could have a magnified impact on the performance of the Fund.

•

Market Risk – The securities markets could decline or companies represented in the Fund may weaken or otherwise not meet market expectations. The securities markets have been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.

•	New Fund Risk – There can be no guarantee that the Fund will grow to or maintain an economically viable size.

•

Participatory Notes Risk – Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the participatory notes will not fulfill its contractual obligation to complete the transaction with the Fund.

•

REIT – The value of a REIT can be negatively affected by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of the REIT.

•

Small-Cap Company Risk – Investments in securities of small-cap companies involve greater risk of loss than investing in larger, more established companies. Small-cap companies may have limited product lines, markets or financial resources and less seasoned management teams and may trade less frequently and at a lower volume than more widely held securities. The prices of small-cap companies’ stock tend to fluctuate in value more than other stocks.

•

Derivatives Risk – The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions. The use of derivatives may also involve the risk that a counterparty to a derivative contract will fail to comply with the terms of the contract which could cause the Fund to lose its investment in the derivative instrument.

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PERFORMANCE

Because the Fund does not have a full calendar year of performance to compare against a broad measure of market performance, performance information is not provided here. Performance information will be available after the Fund has been in operation for one calendar year. At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance.

INVESTMENT ADVISER

Rainier Investment Management, Inc.®

PORTFOLIO MANAGER

The Fund is managed by:

Name	Title	Managed the Fund Since
Henrik Strabo	Portfolio Manager	Inception (2012)

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for regular session trading by written request via mail (Rainier Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701, for overnight service), by telephone at (800) 248-6314, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment in the Fund is $100,000. Additional investments may be made at any time with $1,000 or more.

TAX INFORMATION

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, intermediary or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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More About the Fund’s Investment Objective, Strategies and Risks

This Prospectus offers the Institutional Shares of the Fund. The Institutional Shares of the Fund do not impose a Rule 12b-1 fee.

INVESTMENT OBJECTIVE

The Fund seeks long term capital appreciation.

INVESTMENT STRATEGIES

Under normal conditions, the Fund will invest primarily in equity securities of companies that are small- to medium-sized at the time of purchase and are located in foreign developed countries and emerging market countries, that have strong earnings prospects relative to their peers and attractive overall business fundamentals. The portfolio manager selects stocks of companies he believes will increase in value over time and makes investment decisions based primarily on an analysis of individual companies, rather than on broad economic forecasts. The portfolio manager believes that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. In normal market conditions, the Fund’s portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace.

The Investment Adviser refers to its stock selection philosophy as Growth at a Reasonable Price (“GARP”). Stock selection focuses on companies that are likely to demonstrate superior earnings growth relative to their peers, and whose equities are selling at attractive relative valuations. In pursuing its investment objective, the Fund may invest in equity securities, including common stock and preferred stock, and securities convertible into common stock, warrants, convertible bonds, and rights. In addition, the Fund may also invest in the IPOs of small-cap companies, REITs, and in certain derivatives including futures, options, forward contracts and participatory notes. Participatory notes allow investors, such as the Fund, to invest indirectly in foreign securities without registering in those foreign markets where the country requires registration to make any direct investment in securities. The Fund will generally not invest more than 25% of its net assets in participatory notes.

The Fund focuses on small-cap companies, in both developed and emerging markets, that have strong earnings prospects relative to their peers and attractive overall business fundamentals. The Fund will invest primarily in foreign securities, including ADRs, GDRs, IDRs, U.S. dollar-denominated foreign securities and direct foreign securities (purchased on foreign exchanges). To determine an issuer’s primary country of operations, the Investment Adviser will consider the issuer’s principal place of business, primary stock exchange listing, source of revenue, and other relevant factors. The Fund is not required to invest a specified portion of its net assets in any particular geographic region or any particular industry or sector, but will typically invested at least three foreign countries at any time. The Fund will generally not invest more than 50% of its net assets in issuers located in emerging markets.

The Fund will generally hold between 60 and 120 securities and seeks to invest in securities that are selling at reasonable valuations. The Fund may sell a security if it achieves the valuation target or the underlying fundamentals deteriorate as compared to the portfolio manager’s expectations, or when it is swapped for a more attractive security.

In addition, up to 10% of the Fund’s net assets may be held in cash or cash equivalents at the Investment Adviser’s discretion.

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PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings can be found in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge by contacting U.S. Bancorp Fund Services, LLC, the Rainier Funds’ transfer agent (the “Transfer Agent”) at 800-248-6314.

Investment Risks

The principal risks of investing in the Fund that may adversely affect the value of the Fund’s shares or total return are discussed in the Fund’s “Summary Section.” Additional elements of risk are discussed below.

EQUITIES RISK

The values of equity securities, such as common stocks and preferred stocks, and securities convertible into equity securities, such as warrants, and rights, may fluctuate due to changes in general market conditions which are not specifically related to a particular company, such as changes in real or perceived economic conditions, in the general outlook for corporate earnings, in interest or currency rates or in investor sentiment generally. They may also fluctuate due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

FOREIGN SECURITIES AND EMERGING MARKETS RISK

Because the Fund invests in foreign (non-U.S.) securities, it may experience more rapid and extreme changes in value than other funds that invest exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Financial reporting, accounting, auditing and legal standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in that foreign country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its net assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Often these non-U.S. companies are traded in the U.S. through ADRs, GDRs, or IDRs. Investing in ADRs, GDRs, or IDRs presents many of the same risks as investing directly in foreign markets.

Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and often greater than, the risks of investing in developed foreign countries, and investing in emerging market securities may involve risks in addition to the usual risks inherent in foreign investments. Numerous emerging market countries have experienced serious, and frequently continuing, economic and political problems. Securities markets in many emerging market countries are small, expensive to trade and risky. Some emerging markets countries may have fixed or managed currencies that are not free-floating

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More About the Fund’s Investment Objective, Strategies and Risks

against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced substantial fluctuations or a steady devaluation relative to the U.S. dollar. Any fluctuations or devaluations in the currencies in which the Fund’s portfolio securities are denominated may reduce the value of your investment in the Fund.

GROWTH STOCK RISK

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of growth a stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market.

IPO RISK

IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading and limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPO shares, because such investments would have a magnified impact on the Fund’s performance. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. In addition, the limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of those shares without an unfavorable impact on the prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

MARKET RISK

An investor in the Fund faces the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

NEW FUND RISK

There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees or the Investment Adviser may determine to liquidate the Fund. A liquidation of the Fund can be initiated by the Board of Trustees without shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

PARTICIPATORY NOTE RISK

Even though a participatory note is intended to reflect the performance of the underlying securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the

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underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the participatory notes will not fulfill its contractual obligation to complete the transaction with the Fund. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under the participatory notes against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the securities they seek to replicate.

REIT RISK

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the Fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general, such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by borrower default, the likelihood of which is increased for mortgage REITs that invest in sub-prime mortgages. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities. The Fund’s investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by the

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More About the Fund’s Investment Objective, Strategies and Risks

Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

SMALL-TO MEDIUM-SIZED COMPANY RISK

Because the Fund invests in small- to medium-sized companies, it may be exposed to greater risk than if it invested in larger, more established companies. Small- to medium-sized companies may have limited product lines, markets or financial resources and less seasoned management teams. Additionally, securities of small- to medium-sized companies may trade less frequently, and the trading volume of such securities may be lower than that of more widely held securities, which may make them more difficult to sell. Further, the Fund may be subject to the risk that such securities may fail to reach their apparent value expected at the time of investment or that a small- to medium-sized company may fail as a business. Small- to medium-sized companies may lack resources to take advantage of a valuable product or favorable market position or may be unable to withstand the competitive pressures of larger, more established competitors. Credit may be more difficult to obtain (and on less advantageous terms) than for larger companies. As a result, the influence of creditors (and the impact of financial or operating restrictions associated with debt financing) may be greater than in larger or more established companies. The Fund may have more difficulty obtaining information about small- to medium-sized companies, making it more difficult to evaluate the impact of market, economic, regulatory and other factors on them. Informational difficulties may also make valuing or disposing of their securities more difficult than it would for larger companies.

DERIVATIVES RISK

The term “derivatives” covers a broad range of investments, including futures, options, forward contracts and participatory notes. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management’s derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Certain derivative positions may be difficult to close out when the Fund’s manager may believe it would be appropriate to do so. Certain derivative positions are subject to counterparty risk. Counterparty risk includes the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to such a derivative instrument becomes insolvent, the Fund potentially could lose all or a large portion of its investment in the derivative instrument.

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Organization and Management

INVESTMENT ADVISER

Rainier Investment Management, Inc.® (“Rainier” or the “Investment Adviser”), incorporated in 1989, serves as the Investment Adviser to the Fund. Rainier’s address is:

601 Union Street, Suite 2801

Seattle, WA 98101

Rainier currently manages $15.5 billion (as of December 31, 2011) of discretionary assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and registered mutual funds. The Investment Adviser is owned and operated by twelve shareholders. Subject to the direction and control of the Board of Trustees, the Investment Adviser formulates and implements an investment program for the Fund, which includes determining which securities should be bought and sold. Pursuant to the investment advisory agreement between the Fund and the Investment Adviser, the Fund will pay the Investment Adviser a monthly management fee at a rate equal to 1.00% per annum of its average daily net assets. The Investment Adviser may waive a portion of this management fee so that the Fund’s total annual operating expenses do not exceed the expense limitation as discussed below under “Fund Expenses.” A discussion regarding the Board of Trustees’ basis for approving the Fund’s investment advisory agreement with the Investment Adviser will be included in the Fund’s semiannual report dated to shareholders for the period ended September 30, 2012, when available.

PORTFOLIO MANAGER

The Fund is managed by Henrik Strabo.

Mr. Strabo joined Rainer in August 2011. Prior to joining Rainier, Mr. Strabo held positions as Managing Director, Global Emerging Markets, at Rogge Capital Management (2010 to 2011), as Chief Investment Officer and Portfolio Manager at Clay Finlay LLC (2006 to 2009), and as an Equity Analyst (1993-1994), Portfolio Manager (1993-2005) and as Chief Investment Officer — International Equities (1999-2005) at American Century Investments.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

FUND EXPENSES

The Fund is responsible for paying its own operating expenses. The Investment Adviser has agreed, pursuant to an Operating Expense Agreement to reduce its advisory fee and/or reimburse the expenses of the Fund to the extent necessary so that its total annual operating expenses to average net assets will not exceed 1.25% of the Fund’s average daily net assets (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). That agreement has an initial term through July 31, 2013, and can be renewed for additional one-year terms thereafter. Any waiver made by the Investment Adviser in its fees and/or any reimbursement of expenses that are the Fund’s obligation may be recouped by the Investment Adviser within three years following the fee waiver and/or expense reimbursement, provided the Fund is able to effect such recoupment and remain in compliance with any applicable expense limitations. The agreement may be

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Organization and Management

terminated by the Board of Trustees at any time with 60 days’ notice to the Investment Adviser, and the Investment Adviser may decline to renew the agreement with notice to the Board of Trustees at least 30 days before its annual expiration date.

The Investment Adviser may make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of the Fund, reimbursement for marketing costs or the provision of services to shareholders. Those payments, which are sometimes referred to as revenue-sharing arrangements, also may be associated with the status of the Fund in a financial intermediary’s marketing and other support activities.

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Purchasing, Selling and Exchanging Shares

Purchasing Shares

MINIMUM INVESTMENT AMOUNT

The minimum initial investment in the Fund is $100,000. Additional investments may be made at any time with $1,000 or more. The minimum investment requirements may occasionally be waived or lowered by the Fund.

PURCHASING BY MAIL

Shares of the Fund may be purchased by mail. If you wish to invest by mail, simply complete an account application and mail it with a check (made payable to Rainier Funds) to the Transfer Agent at the following address:

Rainier Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. Also, to prevent check fraud, the Fund will not accept third-party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchases of shares. The Fund is unable to accept postdated checks, postdated online bill pay checks or any conditional order or payment. All checks must be made payable to Rainier Funds or U.S. Bancorp Fund Services, LLC, as the Fund’s agent. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. If your purchase check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Fund as a result.

In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money-Laundering Compliance Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a post office (i.e., P.O.) box will not be accepted. Shares of the Fund have not been registered for sale outside of the United States. The Rainier Funds generally do not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except for investors with U.S. military APO or FPO addresses. Please contact the Transfer Agent at 800-248-6314 if you need additional assistance when completing your account application.

If the Transfer Agent is unable to establish the identity of a shareholder through reasonable methods, the account will be rejected and transactions will be prohibited until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

PURCHASING BY OVERNIGHT DELIVERY

If you wish to send your account application and check via an overnight delivery service, delivery cannot be made to a post office box. In that case, you should use the following address:

Rainier Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, Third Floor

Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC, post office box, of purchase orders or redemption requests do not constitute receipt by the Transfer Agent.

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Purchasing, Selling and Exchanging Shares

PURCHASING BY WIRE

Shares of the Fund may be purchased with a wire transfer of money if the Transfer Agent has a completed account application on file. A purchase order will not be accepted until the Fund has received the completed account application and any requested documentation in proper form. Wired funds must be received by the close of regular trading of the NYSE, normally 4:00 p.m. (Eastern Time), to be eligible for same-day pricing. Please call the Transfer Agent at 800-248-6314 between 9:00 a.m. and 4:00 p.m. (Eastern Time) on any day the NYSE is open for business to advise your intent to wire. This will ensure proper credit. The Fund is not responsible for delays resulting from the banking or Federal Reserve wire system. Wired funds must be received prior to 4:00 p.m. (Eastern Time) to be eligible for same-day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Please wire payment to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA No. 075000022

For credit to U.S. Bancorp Fund Services, LLC

Account No. 112-952-137

For further credit to Rainier Funds

Rainier International Discovery Fund

Account of [your account number and account name]

Your bank may charge you a fee for sending a wire.

PURCHASING WITH SECURITIES

In certain situations, Fund shares may be purchased by tendering payment in kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, and their acquisition must be consistent with the Fund’s investment objective and otherwise acceptable to the Investment Adviser. Prior to making such a purchase, you should call the Investment Adviser at 800-248-6314 to determine whether the securities you wish to use to make a purchase are acceptable.

PURCHASES THROUGH AN INVESTMENT BROKER OR DEALER

Shares of the Fund are available through certain brokers (and their agents) that have made arrangements with the Fund to sell shares. When placing an order with such a broker or its authorized agent, the order is treated as if it had been placed directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) may hold your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records. The Fund may pay the broker (or agent) for maintaining these records and providing other shareholder services. The broker (or agent) may charge a fee for handling the order. The broker (or agent) is responsible for processing your order correctly and promptly, advising you of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

RETIREMENT PLANS

Shares of the Fund are available for purchase by most retirement plans, including 401(k) plans, profit-sharing plans and individual retirement accounts.

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SUBSEQUENT INVESTMENTS

Additional shares of the Fund are available for purchase, in amounts of $1,000 or more, by sending a check together with the remittance form from a confirmation statement to the Transfer Agent. Please write your account number on the check. If you do not have a remittance form, please send the Transfer Agent a letter providing the name of the Fund, your name and account number. To send additional money for investment by wire, follow the instructions noted above.

PURCHASE ORDER PROCESSING

Any money received for investment in the Fund, whether sent by check or wire, is invested at the net asset value of the Fund, which is next calculated after your order is received in proper form. An order in proper form must include all correct and complete information, documents and signatures required to process the order, as well as a check or bank wire payment properly drawn and collectable.

The net asset value is calculated after the close of regular trading of the NYSE, normally 4:00 p.m. (Eastern Time). A check or wire received after the NYSE closes is invested at the next-calculated net asset value of the Fund, normally the following business day.

EXCESSIVE TRADING POLICIES

Excessive or short-term trading (such as market timing) in Fund shares may harm performance by compromising portfolio management strategies and increasing Fund expenses. The Board of Trustees has approved policies that seek to both discourage frequent purchases and redemptions and limit the disruptive effects of market timing. Pursuant to these policies, the Fund, its distributor and agents reserve the following rights: (1) to refuse or reject any purchase or exchange order; (2) to cancel or reject any purchase or exchange order placed through an intermediary, no later than one business day after the order is received by the intermediary (including, but not limited to, orders considered to be excessive trading or market timing); and (3) to completely or partially close the Fund by ceasing to offer Fund shares at any time to all or certain groups of investors. These actions may be taken when, in the sole discretion of the Fund, they are deemed to be in the best interest of the Fund or if required by law. The Fund’s shares may be available through intermediaries such as broker-dealers and retirement plan administrators that may establish omnibus accounts in the Fund, which may make it difficult or impossible for the Fund to detect excessive or short-term trading. The Fund will use reasonable efforts to work with these intermediaries to detect and deter disruptive trading. In compliance with Rule 22c-2 under the 1940 Act the distributor, on behalf of the Fund, has entered into written agreements with the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its excessive trading policies.

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Purchasing, Selling and Exchanging Shares

OTHER INFORMATION

Federal tax law requires that you provide a certified taxpayer identification number and other certifications upon opening an account. This is necessary to avoid backup withholding of taxes. The Fund does not issue share certificates unless you specifically request them in writing to the Transfer Agent. All shares are normally held in a non-certified form on the books of the Fund, for your account.

SELLING SHARES (REDEMPTIONS)

Shareholders may sell (redeem) Fund shares on any day the Fund is open for business either directly to the Fund or through certain brokers (or agents). Payment for shares redeemed will usually be wired to the bank you indicate or mailed on the following day to the address of record. You may also have your redemption proceeds sent to your predetermined bank account by electronic funds transfer through the Automated Clearing House (“ACH”) network, provided your bank is a member. Proceeds will generally be credited to your account within two business days. There is no charge to have your payment sent via the ACH network. In all cases, proceeds will be sent within seven calendar days after the Fund receives your redemption request. If you purchase Fund shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 15 days). Furthermore, there are certain times when redemption payments may also be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. If payment of redemption proceeds is to be made by Federal wire transfer, a fee may be applied.

SELLING BY MAIL

You may sell your Fund shares by simply sending a written request to the Transfer Agent. Specify the name of the Fund, the number of shares or dollar amount you want redeemed and your name and account number. Also enclose any certificated shares that you wish to redeem. The letter should be signed by all of the shareholders whose names appear on the account registration. Send your redemption request to:

Rainier Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight courier deliveries should be sent to:

Rainier Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, Third Floor

Milwaukee, WI 53202

SIGNATURE GUARANTEES

Certain redemption requests require that the signature or signatures on the account be guaranteed. Signature guarantees are required (1) if the redemption request is made via a written request and the proceeds of the redemption exceed $500,000; (2) if the proceeds of the redemption are to be paid or sent to any person, address or bank account not on record; (3) if ownership is being changed on the account; or (4) if a change of address request was received by the Transfer Agent in the last 30 days. In addition to the situations described, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances. The signature(s) on the redemption request and on the certificates, if any, or stock powers, must be guaranteed by an “eligible guarantor.” An eligible guarantor includes certain banks,

P / 16

brokers, dealers, credit unions, securities exchanges, clearing agencies and savings associations. A notary public is not an eligible guarantor. Non-financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

SELLING BY TELEPHONE

You may establish telephone redemption privileges by checking the appropriate box and supplying the necessary information on the account application. You may then redeem shares of the Fund by telephoning the Transfer Agent at 800-248-6314, between the hours of 9:00 a.m. and 4:00 p.m. (Eastern Time) on a day when the NYSE is open for normal trading. Redemptions by telephone must be at least $1,000. Proceeds will be mailed to the shareholder the following business day after the sale is executed. Upon request, redemption proceeds may be wired to your predetermined bank account, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account. Telephone redemptions cannot be made if you notify the Transfer Agent of an address change within 30 days before the redemption request. Once a telephone transaction has been placed, it cannot be cancelled or modified. Telephone redemption is not available for retirement plan accounts. Redemption proceeds exceeding $500,000 will require written authorization that is signature guaranteed.

When establishing telephone privileges, you are authorizing the Fund and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your account application. Such persons may request that the shares in your account be either exchanged or redeemed. Before executing an instruction received by telephone, the Fund and the Transfer Agent will use procedures to confirm that the telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense or cost arising out of any telephone redemption or exchange request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. Telephone redemptions must be received prior to the close of NYSE, normally 4:00 p.m. (Eastern Time), in order to be eligible for same-day pricing. Please allow sufficient time to place your telephone transaction.

AUTOMATIC WITHDRAWAL PLAN

Automatic withdrawals may be made from the Fund in an amount of $100 or more. Your account must have a value of at least $500,000 to participate in this plan. If you elect this method of redemption, the Rainier Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This plan may be terminated at any time by the Fund. You may also elect to terminate your participation in this plan at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

This service may not be provided for Financial Intermediaries who are providing similar services for an underlying client. Note that this plan may deplete your

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Purchasing, Selling and Exchanging Shares

investment and affect your income or yield. You should not make automatic withdrawals if you plan to continue investing in the Fund, due to tax liabilities. Please call the Transfer Agent at 800-248-6314 for further information.

REDEMPTION OF SMALL ACCOUNTS

In order to reduce expenses, the Fund may redeem shares in any account if the total value of your account is less than $100,000 as a result of redemptions. This does not apply to accounts qualifying for minimum waivers. Shareholders will be notified and given 30 days during which to make an additional investment to bring the value of their account to at least $100,000 before an involuntary redemption or conversion occurs.

ADDITIONAL INFORMATION

If Fund shares are purchased by personal check or are sold through the ACH network, the Fund may delay payment of the redemption proceeds for up to 15 days from purchase or until the payment has cleared, whichever occurs first. If your check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Fund as a result.

The Fund has the right to pay redemption proceeds in whole or in part with a distribution by the Fund of securities in its portfolio equal in value to the sales price. It is not expected that the Fund would do so except in unusual circumstances.

EXCHANGING SHARES

Shareholders may exchange shares of the Fund for shares of any other Rainier Fund on any day the Rainier Funds are open for business. Please review the Prospectuses for the other Rainier Funds before investing.

The Fund reserves the right to reject any exchange order and may modify the exchange privilege by giving 60 days’ written notice to shareholders.

EXCHANGING BY MAIL

Shareholders may exchange shares by sending a written request to the Transfer Agent. You should specify the name of the Fund, the name(s) of the other Rainier Fund(s) to be exchanged into, the number of shares or dollar amount to be exchanged and your name and account number(s). The letter should be signed by all of the shareholders whose names appear in the account registration. Please send your exchange request to:

Rainier Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight courier deliveries should be sent to:

Rainier Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, Third Floor

Milwaukee, WI 53202

EXCHANGING BY TELEPHONE

If your account has telephone privileges, you may also exchange Fund shares by calling the Transfer Agent at 800-248-6314, between the hours of 9:00 a.m. and 4:00 p.m. (Eastern Time) on a day when the NYSE is open for normal trading. If you exchange shares by telephone, you will be subject to certain identification procedures, which are described under “Selling Shares (Redemptions).”

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EXCHANGE PROCESSING

All exchanges will be made on the basis of the relative net asset values of the Fund’s next determined after a completed request is received. Requests for exchanges received before 4:00 p.m. (Eastern Time) on a day the NYSE is open for normal trading will be processed as of the close of trading on that day. Otherwise, processing will occur on the next business day.

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Pricing of Fund Shares

The price of the Fund’s shares is based on the Fund’s net asset value. The net asset value is calculated by dividing the Fund’s assets, minus its liabilities, by the number of shares outstanding. The Fund’s assets are the market value of securities held in its portfolio, which is normally obtained from market quotations through independent pricing services, plus any cash and other assets. The value of securities may be based on “fair value” using the Trust’s procedures and in circumstances specified in those procedures or as otherwise approved by the Board of Trustees. Examples of when fair value could be used include days market quotations are not readily available or it believed that a quotation does not represent fair value of the security. The Fund may also fair value securities upon the occurrence of other events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during a trading day, a corporate action or a company announcement) or securities markets generally (for example, market volatility or a natural disaster) or when a particular foreign market is closed but the NYSE is open and the value of a security held by the Fund could be materially affected by events occurring after the close of the exchange or market on which the security is principally traded. Foreign values of the Fund’s securities are converted to U.S. dollars using exchange rates determined as of the close of trading on the NYSE and in accordance with the Trust’s policies. The Fund generally uses the foreign currency exchange rates deemed to be most appropriate by a foreign currency pricing service that is independent of the Fund and the Investment Adviser. The Fund’s liabilities are fees and expenses owed by the Fund and are estimated and accrued daily for purposes of calculating the net asset value. The number of Fund shares outstanding is the amount of shares that have been issued to shareholders. The price an investor pays to purchase Fund shares or the amount an investor receives when selling Fund shares is based on the net asset value next calculated after the order is received in proper form. An order in proper form must include all correct and complete information, documents and signatures required to process the purchase or redemption, as well as a check or bank wire payment properly drawn and collectable. The net asset value of shares of the Fund is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

UNCLAIMED PROPERTY

Your Fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

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Dividends, Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends annually. The Fund makes distributions of its net capital gains, if any, at least annually. The Board of Trustees may determine to declare dividends and make distributions more or less frequently.

It is expected that distributions from the Fund will primarily consist of dividends.

Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless you have previously requested in writing to the Transfer Agent or indicated on the new account application that payment be made in cash.

If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then-current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

TAX CONSEQUENCES

The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to shareholders as ordinary income. The rates a shareholder pays on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long the shareholder owned Fund shares. Shareholders will be taxed in the same manner whether they receive dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Selling or exchanging Fund shares is considered a taxable event for shareholders. Depending on the purchase price and the sale price of the shares exchanged or sold, a gain or a loss may result on the transaction. Shareholders are responsible for any tax liabilities generated by their transactions.

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Financial Highlights

Financial highlights are not available at this time because the Fund had not commenced investment operations prior to the date of this Prospectus.

P / 22

Privacy Notice

Rainier Funds and Rainier Investment Management, Inc.®, the investment adviser to the Rainier Funds, collect nonpublic information about you from the following sources:

•	Information we receive from applications or other forms

•	Information we receive from you through website or e-mail communications

•	Information you may give us orally

•	Information about your transactions with others or us

We do not disclose any nonpublic personal information about our customers or former shareholders to nonaffiliated third parties, except as required by law, such as in response to inquiries from governmental authorities. We may also disclose information to unaffiliated third parties, such as brokers or custodians, as permitted by law and as needed to provide agreed upon services to you. We restrict access to your personal and account information to those employees who provide products and services to you. Additionally, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information. Please contact us directly with any specific questions about our data safeguards.

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Series of Rainier Funds

RAINIER INTERNATIONAL DISCOVERY FUND — INSTITUTIONAL

For more information about the Fund, the following documents are available for free on request:

ANNUAL/SEMIANNUAL REPORT

Additional information about the Fund’s investments will be available in the Fund’s Annual and Semiannual Reports to Shareholders once the Fund has been operational for the appropriate period of time. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the most recently completed fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus. To receive free copies of the Fund’s Annual and Semiannual Reports and SAI, request other information or discuss your questions concerning the Fund, please call Rainier Funds at (800) 248-6314. The Fund’s SAI and Annual and Semiannual Reports are not available on the Investment Adviser’s website as the Investment Adviser encourages potential shareholders to contact the Investment Adviser directly by telephone.

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

SEC Investment Company Act file number is 811-8270.

Information about the Fund, including the Fund’s Annual and Semiannual Reports and SAI, can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (the “Commission”) in Washington, D.C., Please call 1-202-551-8090 for information about the operation of the Public Reference Room. Text-only copies of reports and other information about the Fund are available:

•	For a duplicating fee, by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov.

•	Free of charge from EDGAR Database on the Commission’s Internet website at http://www.sec.gov.

To reduce the volume of mail you receive, Rainier Funds may mail only one copy of the Annual and Semiannual Reports, Prospectus, SAI and other regulatory materials to your household. You can call Rainier Funds at (800) 248-6314 to request (1) additional copies of regulatory materials, or (2) that we discontinue householding of regulatory materials.

P / 24

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

This cover is not part of the Prospectus.

RAINIER FUNDS

Rainier International Discovery Fund

Institutional Shares – (RAIIX)

Statement of Additional Information

Dated March 28, 2012

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus, dated March 28, 2012, for the above-referenced fund (the “Fund”). The Fund is diversified and only offers Institutional Shares. Rainier Investment Management, Inc.® (“Rainier” or the “Investment Adviser”) is the investment adviser to Rainier Investment Management Mutual Funds (the “Trust”). This SAI is incorporated by reference in its entirety into the Fund’s Prospectus. A copy of the Prospectus may be obtained from the Investment Adviser by calling (800) 248-6314.

THE TRUST

The Trust is an open-end investment company organized as a Delaware statutory trust on December 15, 1993. The Trust consists of eight separate series, each of which has its own investment objective, assets and liabilities. Rainier serves as the investment adviser to the Trust.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Fund’s investment objective and policies as set forth in its Prospectus. There can be no guarantee that the investment objective of the Fund will be attained.

The Fund seeks long term capital appreciation.

The Fund is diversified and invests primarily in the equity securities of small- to medium-sized companies that have their primary operations, outside of the United States.

The following information supplements the discussion of the Fund’s principal investment strategies and risks as set forth in the Fund’s Prospectus. The Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below.

When-Issued Securities

The Fund may from time to time purchase securities on a “when-issued” or delayed delivery basis, generally in connection with an underwriting or other offering. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Investment Adviser does not believe that the Fund’s net asset value or income will be adversely affected by the purchase of securities on a when-issued basis. The Fund will segregate liquid assets with the custodian equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.

Illiquid Securities; Rule 144A Securities

The Fund has the right to invest in such securities but not to the extent of more than 15% of its net assets. Illiquid securities include (a) securities for which there is no available market, (b) securities that at the time of purchase have legal or contractual restrictions on resale, (c) repurchase agreements having more than seven days to maturity and (d) fixed time deposits subject to withdrawal penalties (other than those with a term of less than seven days).

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of fund securities, and the Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accord with Rule 144A promulgated by the Securities and Exchange Commission (the “SEC”), the Board may determine that such securities are not illiquid notwithstanding their legal or contractual restrictions on resale.

Initial Public Offerings

The Fund may purchase equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of investors to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will improve the Fund’s performance.

Securities Lending

The Fund has the ability to lend securities, but has no present intention to do so. The Fund may lend its securities in an amount not to exceed 30% of its assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of fund securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks or securities of the U.S. Government or its agencies.

Foreign Securities

The Fund may invest up to 100% of its assets in foreign securities. These include U.S. dollar denominated securities of foreign issuers and securities of foreign issuers that are listed and traded on a domestic national securities exchange.

Generally, the Fund’s investments are likely to be made in issues in the developed markets of Europe, Asia and North America, as well as emerging countries deemed to be suitable by the Investment Adviser. The Fund may make foreign investments in issuers organized or headquartered in emerging countries. The Fund may elect not to invest in all such countries, and it may also invest in other countries when such investments are consistent with the Fund’s investment objective and policies.

Investments in foreign securities involve certain inherent risks. There may be less publicly available information about these issuers than is available about companies in the U.S., and foreign auditing requirements may not be comparable to those in the U.S.

Foreign securities markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s portfolio securities may be less liquid and more volatile than U.S. securities. Settlement practices for transactions may differ from those in the United States and may include delays beyond periods customary in the United States. Such differences and potential delays may expose the Fund to increased risk of loss in the event of a failed trade or the insolvency of a foreign broker-dealer.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).
•

Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”).

•	Do not require an initial margin deposit.
•	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies. A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

There are special risks in investing in any foreign securities in addition to those relating to investments in U.S. securities including, but not limited to, the following.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Geographic Concentration and Country Risk. A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

Emerging Markets Investments. Investments by the Fund in securities issued by the governments of emerging or developing countries, and of companies within those countries, involve greater risks than other foreign investments. Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries. The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in securities, and significant foreign currency devaluations and fluctuations.

Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in the Fund being forced to purchase securities at a substantially higher price than the current market, or to sell securities at much lower prices than the current market.

Currency Fluctuations. To the extent that the Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. Foreign securities in which the Fund invests will be purchased in over-the-counter markets or on bond exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign bond markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.

The value of the Fund’s portfolio positions may also be adversely impacted by delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the

Fund’s shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Fund.

Convertible Securities

The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

Equity Securities

Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the Investment Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectus and this SAI. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees.

Fixed Income Securities

As discussed throughout this SAI, the Fund may invest in various types of fixed income securities from time to time. Such securities include U.S. Government securities, corporate debt obligations, industrial development bonds, short-term obligations and securities that are convertible into common stocks. Fixed income securities purchased will typically consist of obligations that are rated investment grade or better, having at least adequate capacity to pay interest and typically repay principal.

Other Registered Investment Companies

The Fund may invest in the securities of other registered investment companies, including exchange-traded funds (“ETFs”), money market funds and other mutual funds, subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”), and subject to such investments being consistent with the overall objective and policies of the Fund.

Investments in the securities of other investment companies will likely result in the duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Section 12(d)(1) of the 1940 Act limits investments by registered investment companies in securities of other registered investment companies. The acquisition of shares by the Fund in other registered investment companies is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act and the rules promulgated thereunder, except as may be permitted by an exemptive order obtained by the other registered investment companies that permits the Fund to invest in the other registered investment companies beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Fund enter into an agreement with the other registered investment companies regarding the terms of the investment.

Exchange-Traded Funds. An ETF is similar to a traditional mutual fund but trades at different prices during the day on a securities exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investments in ETFs are also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase and sell these shares on the secondary market at their current market price, which may be more or less than their net asset value. Investors in the Fund should be aware that ETFs that seek to replicate a particular benchmark index are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their net asset value, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETF only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Warrants to Purchase Securities

The Fund may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts (“REITs”). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

Zero-Coupon, Delayed Interest, Pay-In-Kind and Capital Appreciation Securities

The Fund may invest in zero-coupon, delayed interest, pay-in-kind (“PIK”) and capital appreciation securities, which are securities that make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment. Because such securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since such bondholders do not receive interest payments, when interest rates rise, zero-coupon, delayed interest and capital appreciation securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon, delayed interest and capital appreciation securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon, delayed interest and capital appreciation securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell fund securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero-coupon bonds and delayed interest securities, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Derivative Instruments

In pursuing its objective, the Fund may make use of various derivative instruments such as options and futures. The Fund may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund also may use those instruments.

Futures. To the extent consistent with its investment objective and policies, the Fund may purchase and sell futures contracts with respect to interest rates and securities indices. The Fund may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategy.

An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indices as well as financial instruments, including: the S&P 500; the S&P 100; the S&P Midcap 400; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; and bank certificates of deposit.

The Fund will use futures contracts in accordance with the applicable rules of the CTFC under which the Trust and the Fund avoid being deemed a “commodity pool” and the Investment Adviser being deemed a “commodity pool operator.” Accordingly, the Fund intends generally to limit its use of futures contracts as described below.

The Fund might use futures contracts to hedge against anticipated changes in interest rates or securities prices that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. The Fund might also buy futures contracts on securities indexes with respect to a large cash investment in the Fund pending full investment of that cash in securities.

The Fund will enter into only those futures contracts that are standardized and quoted on an automated quotation system or traded on a U.S. exchange, board of trade or similar entity.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).

The Fund will enter into positions in futures contracts for “bona fide hedging” purposes and for other investment purposes. With respect to positions in futures that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions (plus premiums paid by it for open futures positions, less the amount by which any such futures are “in-the-money”) would exceed 5% of the Fund’s net assets.

When purchasing a futures contract, the Fund will designate (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Board , that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the contract value of the futures contract.

There are several risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses substantially in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given futures transaction not to achieve its objectives. A decision as to whether, when and how to use futures involves the exercise of skill and judgment, and even a well-conceived investment may be unsuccessful to some degree because of market behavior or unexpected interest rate or securities price trends.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract, and that Fund would remain obligated to meet margin requirements until the position is closed.

Options. The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions, but will only engage in option strategies for non-speculative purposes.

The Fund may invest in options that are listed on U.S. exchanges or traded over-the-counter. In addition, the Fund may invest in options that are listed on recognized foreign exchanges. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund’s ability to effectively hedge its securities. Over-the-counter options are generally considered illiquid by the SEC. Accordingly, the Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Call Options. A purchaser (holder) of a call option pays a non-refundable premium to the seller (writer) of a call option to obtain the right to purchase a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a call option, upon payment by the holder of the premium, has the obligation to sell the security to the holder of the call option at the exercise price during the exercise period. The Fund may both purchase and write call options.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

Purchasing Call Options. The Fund may purchase call options. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. Instead of exercising the option and purchasing the security, the Fund may choose to allow the option to expire or enter into a closing sale transaction with respect to the option. A closing sale transaction gives the Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features. The Fund will realize a profit from a closing sale transaction if the cost of the transaction is more than the premium it paid to purchase the option. The Fund will realize a loss from the closing sale transaction if the cost of the transaction is less then the premium paid by the Fund. The Fund may purchase call options on securities that it intends to buy in order to limit the risk of a substantial change in the market price of the security. The Fund may also purchase call options on securities held in its fund and on which it has written call options.

Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

Writing Call Options. The Fund may write call options. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period.

Generally, the Fund will only write “covered call options.” A call option is “covered” when the Fund either holds the security subject to the option or an option to purchase the same security at an exercise price equal to or less than the exercise price of the covered call option.

The Fund may write a call option that is not “covered” according to the description provided above, however, the Fund will maintain sufficient collateral in a segregated account to avoid such options violating the SEC’s prohibition on issuing senior securities. In order to meet the SEC’s requirements, the Fund must maintain in a segregated account with its custodian, cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable collateral permitted by the SEC having a value equal to the fluctuating market value of the securities subject to the options.

As the writer of a call option, in return for the premium, the Fund gives up the opportunity to realize a profit from a price increase in the underlying security above the exercise price and retains the risk of loss should the price of the security decline. If a call option written by the Fund is not exercised, the Fund will realize a gain in the amount of the premium. However, any gain may be offset by a decline in the market value of the security during the exercise period. If the option is exercised, the Fund will experience a profit or loss from the sale of the underlying security. The Fund may have no control over when the underlying securities must be sold because the Fund may be assigned an exercise notice at any time during the exercise period.

The Fund may choose to terminate its obligation as the writer of a call option by entering into a “closing purchase transaction.” A closing purchase transaction allows the Fund to terminate its obligation to sell a security subject to a call option by allowing the Fund to cancel its position under a previously written call option through an offsetting purchase during the exercise period of an option having the same features. The Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised. In addition, there is no guarantee that the Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund. Effecting a closing purchase transaction on a call option permits the Fund to write another call option on the underlying security with a different exercise price, exercise date or both. If the Fund wants to sell a fund security that is subject to a call option, it will effect a closing purchase transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option. Conversely, the Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing purchase transaction of a written call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Put Options. A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. The Fund may both purchase and write put options.

Purchasing Put Options. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. Instead of exercising the option and selling the security, the Fund may choose to allow the option to expire or enter into a closing sale transaction with respect to the option. A closing sale transaction gives the Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features.

The Fund may purchase put options on it fund securities for defensive purposes (“protective puts”). The Fund may purchase a protective put for a security it holds in its fund to protect against a possible decline in the value of the security subject to the put option. The Fund may also purchase a protective put for a security in its fund to protect the unrealized appreciation of the security without having to sell the security. By purchasing a put option, the Fund is able to sell the security subject to the put option at the exercise price during the exercise period even if the security has significantly declined in value.

The Fund may also purchase put options for securities it is not currently holding in its fund. The Fund would purchase a put option on a security it does not own in order to benefit from a decline in the market price of the security during the exercise period. A Fund will only make a profit by exercising a put option if the market price of the security subject to the put option plus the premium and the transaction costs paid by the Fund together total less than the exercise price of the put option.

Writing Put Options. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The Fund will only write put options on a covered basis. For a put option to be considered covered, the Fund must either (1) maintain cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover permitted by the SEC having a value of not less than the exercise price of the option; or (2) own an option to sell the security subject to the put option, which has an exercise price during the entire option period equal to or greater than the exercise price of the covered put option. The rules of a clearing corporation may require that such assets be deposited in escrow to ensure payment of the exercise price.

If a put option written by the Fund is not exercised, the Fund will realize a gain in the amount of the premium. If the put option is exercised, the Fund must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time. The Fund may have no control over when the underlying securities must be purchased because the Fund may be assigned an exercise notice at any time during the exercise period.

The Fund may choose to terminate its obligation as the writer of a put option by entering into a “closing purchase transaction.” A closing purchase transaction allows the Fund to terminate its obligation to purchase a security subject to a put option by allowing the Fund to cancel its position under a previously written put option through an offsetting purchase during the exercise period of an option having the same features. The Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised. In addition, there is no guarantee that the Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund. Effecting a closing purchase transaction on a put option permits the Fund to write another put option.

The Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option. Conversely, the Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option.

The Fund may write put options in situations when the Investment Adviser wants to buy the underlying security for the Fund at a price lower than the current market price of the security. To effect this strategy, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price the Fund is willing to pay. Since the Fund may also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk of this strategy is that the market price of the underlying security would decline below the exercise price less the premiums received.

Participatory Notes. The Fund may invest no more than 25% of its net assets in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a participatory note is intended to reflect the performance of the underlying securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the participatory notes will not fulfill its contractual obligation to complete the transaction with the Fund. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under the participatory notes against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the securities they seek to replicate.

Exchange-Traded Notes

Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange (“NYSE”)) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

U.S. Government Securities

The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States; by the right of the issuer to borrow from the U.S. Treasury; by the discretionary authority of the U.S. Treasury to lend to the issuer; or solely by the creditworthiness of the issuer. Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Corporate Debt Obligations

The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

Industrial Development Bonds

The Fund may invest in municipal securities, such as industrial development bonds that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to buying certificates of deposit and bankers’ acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Investment Adviser to be of comparable quality. These rating symbols are described in the Appendix.

Short-Term Obligations. Other short-term obligations in which the Fund may invest include the following:

Tax Anticipation Notes: Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes: Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes: Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Short-Term Discount Notes: Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

INVESTMENT RESTRICTIONS

The Trust, on behalf of the Fund, has adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in the Prospectus. With respect to the Fund, the policies and restrictions listed below cannot be changed without the approval by the holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. As a matter of fundamental policy, the Fund is diversified (i.e., as to 75% of the value of the Fund’s total assets, no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities)).

The Fund may not:

1.

Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

2.	Make short sales of securities or maintain a short position, except for short sales against the box;

3.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

4.

Write put or call options, except that the Fund reserves the right to write put or call options for hedging or other purposes as may subsequently be described in its Prospectus and permitted under applicable federal and state laws and regulations;

5.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

6.

Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry, other than U.S. Government securities (except that the Fund reserves the right to invest all of its assets in shares of another investment company);

7.

Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

8.

Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts and interest rate futures contracts to the extent described in its Prospectus or in this SAI and as permitted under applicable federal and state laws and regulations;

9.	Make loans (except for purchases of debt securities consistent with the investment policies of the Fund, repurchase agreements and loans of Fund securities up to 30% of the Fund’s total assets);

10.	Make investments for the purpose of exercising control or management; or

11.	Invest in oil and gas limited partnerships or oil, gas or mineral leases.

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities. These restrictions may be changed by the Board without the approval of shareholders. :

The	Fund may not:

1.

Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class) except that the Fund reserves the right to invest all of its assets in a class of voting securities of an investment company;

2.	Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

3.

Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity, excluding securities eligible for resale under Rule 144A under the Securities Act to the extent they are deemed liquid under the Trust’s policies and procedures.

4.

Make any change in the Fund’s investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name, as specified in its Prospectus, without first providing the Fund’s shareholders with at least 60 days’ prior notice.

PORTFOLIO HOLDINGS

Rainier provides advisory services to the Trust, including the Fund. As a result, employees of Rainier may have access to the portfolio holdings of the Fund. The Trust and Rainier have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prohibit fraudulent or deceitful conduct. In addition, the Trust and Rainier adhere to the following policy, which is intended to supplement such codes of ethics. The policy is designed to ensure that any disclosure of information about the Fund’s portfolio holdings is in the best interests of Fund shareholders. Information about the Fund’s portfolio holdings will not be distributed to any person unless:

•	The disclosure is required to respond to a regulatory request, court order or other legal proceedings;

•

The disclosure is to a mutual fund rating or, statistical agency or person performing similar functions who has signed an agreement with the Trust that requires such information to be kept confidential and prohibits such agency or person from trading based on the information;

•

The disclosure is made to internal parties involved in the operations, such as the investment process, administration, pricing, or custody of the Fund, including but not limited to Rainier, U.S. Bancorp Fund Services, LLC , U.S. Bank, N.A., legal counsel retained by the Fund or the Investment Adviser, the Trust’s auditors, and the Board (which may be delayed for at least 15 days for the non-interested Trustees as provided in the Trust’s Code of Ethics);

•

The disclosure (a) is in connection with a quarterly, semiannual or annual report that is available to the public or (b) relates to information that is otherwise available to the public (e.g., portfolio information that is available on the Investment Adviser’s website); or

•	The disclosure is made pursuant to prior written approval of the Chief Compliance Officer of Rainier, the Chief Compliance Officer of the Trust, or the President of the Trust.

Portfolio holdings information may be disclosed without a time lag (i.e., current holdings) under the circumstances listed above; however, information on the Investment Adviser’s public website or in public records, such as shareholders reports, will generally be subject to a time lag. Portfolio characteristics and summary information will be available on the Trust’s public website on or about 10 days after each month end and will include, but are not limited to:

•	Portfolio market capitalization
•	Portfolio earnings per share information
•	Sector weighting
•	Asset allocation

Any suspected breach of the Fund’s portfolio holdings disclosure policy is required to be reported immediately to the Chief Compliance Officer of Rainier and the Chief Compliance Officer of the Trust. Such breaches are also to be reported to the Board.

The Trust has ongoing arrangements to make available information about the Fund’s portfolio securities prior to public disclosure. At this time, those arrangements include providing current holdings, on a daily basis, to the following entities for the purposes of providing oversight or services to the Fund: Rainier, U.S. Bancorp Fund Services, LLC, U.S. Bank, N.A., Bank of New York Mellon, Institutional Shareholder Services, Inc., FactSet, and to the Board of Trustees on a periodic basis. The Trust and the Investment Adviser do not receive compensation in connection with the disclosure of information about the securities held in the Fund’s portfolio.

MANAGEMENT

The overall management of the business and affairs of the Trust is vested with the Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Investment Adviser, the Trust’s administrator (the “Administrator”), the Trust’s custodian (the “Custodian”), the Trust’s distributor (the “Distributor”) and the Trust’s transfer agent (the “Transfer Agent”). The day-to-day operations of the Trust are delegated to the officers, subject to the Fund’s investment objectives and policies and to general supervision by the Board.

The following table lists the Trustees and officers of the Trust, their ages, business addresses and principal occupations during the past five years. Unless otherwise noted, each individual has held the position listed for more than five years.

Name Address, and Age	Position Held*	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held by Trustee Over the Last Five Years
Non-interested Trustees
James E. Diamond, Jr. 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1946	Trustee	Since March 1994	President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials) from 2003 to present.	Eight	None
John W. Ferris 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1940	Trustee	Since March 1995	Consultant to international companies from 1998 to present.	Eight	None
Gary L. Sundem 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1944	Trustee	Since March 1994	Professor of Accounting Emeritus, University of Washington from 2008 to present; Professor of Accounting; University of Washington from 1971 to 2008.	Eight	None

*	The Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”) currently rotate the position of Chairman of the Board among themselves on a meeting-by-meeting basis.
**	Trustees and officers of the Trust serve until their resignation, removal or retirement.
(1)

The term “Fund Complex” includes any funds, series of funds, or trusts that share the same Investment Adviser or that hold themselves out to investors as related companies. The Fund Complex consists of eight series of the Trust.

Name Address, and Age	Position Held*	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held by Trustee Over the Last Five Years
Interested Trustee and Officer(2)
Melodie B. Zakaluk 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1965	Trustee, Chief Executive Officer and President Chief Financial Officer and Treasurer	Since February 2011 Since September 2010	Chief Operating Officer of the Investment Adviser from 2008 to present; Managing Director, Russell Investment Group. from 1995 to 2008	Eight	None

*	The Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”) currently rotate the position of Chairman of the Board among themselves on a meeting-by-meeting basis.
**	Trustees and officers of the Trust serve until their resignation, removal or retirement.
(1)

The term “Fund Complex” includes any funds, series of funds, or trusts that share the same Investment Adviser or that hold themselves out to investors as related companies. The Fund Complex consists of eight series of the Trust.

(2)	Ms. Zakaluk is an “interested person” of the Trust, as defined in the 1940 Act, because of her employment with the Investment Adviser.

Name Address, and Age	Position Held	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years

Officers
James R. Margard 601 Union St., Ste. 2801 Seattle, WA 98101 Born 1952	Vice President	Since January 1994	Senior Equity Portfolio Manager of the Investment Adviser from 1991 to present.	N/A	N/A
Mark H. Dawson 601 Union St., Ste. 2801 Seattle, WA 98101 Born 1956	Vice President	Since June 2004	Senior Equity Portfolio Manager of the Investment Adviser from 1996 to present.	N/A	N/A
Peter M. Musser 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1956	Vice President	Since June 2004	Senior Equity Portfolio Manager of the Investment Adviser from 1994 to present.	N/A	N/A
Lisa M. Thenell 601 Union St. Ste. 2801 Seattle, WA 98101 Born 1967	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since January 2008	Chief Compliance Officer of the Investment Adviser from 2008 to present; Compliance Supervisor of the Investment Adviser from 2003 to 2008.	N/A	N/A
Christopher E. Kashmerick 2020 East Financial Way, Suite 100 Glendora, CA 91741 Born 1974	Secretary	Since November 2011	Vice President, U.S. Bancorp Fund Services, LLC, from June 2011 to present; formerly, Vice President of Fund Accounting, Financial and Tax Reporting, Huntington Asset Services, Inc. from April 2008 to June 2011; Assistant Vice President, Compliance Officer and Compliance Administrator, U.S. Bancorp Fund Services, LLC from February 2005 to April 2008.	N/A	N/A

*Trustees and officers of the Trust serve until their resignation, removal or retirement.

Additional Information Concerning the Board

The Role of the Board

The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Investment Adviser, the Portfolio Manager, the Distributor, Administrator, Custodian, and Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with the responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and Portfolio Manager report on the performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal Board meetings, which are typically held quarterly in person and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with management in less formal settings between formal Board meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to appropriately perform its oversight function. It has established three standing committees, an Audit Committee, a Nominating Committee and a Fair Value Committee, which are discussed in greater detail under “Committees” below. Currently, 75% of the members of the Board are Independent Trustees, which are Trustees that are not affiliated with the Investment Adviser or its affiliates, and the Audit, Nominating and Fair Value Committees are comprised entirely of Independent Trustees. The Board does not have a lead Independent Trustee because the Independent Trustees prefer that they remain equally involved in Board matters and having only three Independent Trustees makes communication among them efficient. The Independent Trustees have also engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its structure annually. The Board has also determined that the active involvement of all of the Independent Trustees in Board matters and the function and composition of the Audit Committee are appropriate.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, business continuity risk, etc.) the oversight of different types of risk is handled in different ways. For example, the Board reviews compliance reports from the Chief Compliance Officer as well as the Administrator, and engages in discussions with each of them as necessary, in its oversight of compliance activities affecting the Trust. By way of further example, the Independent Trustees ask for reports and engage in discussions with personnel of the Investment Adviser as necessary to review other types of risks, such as business continuity risk and investment risk. The Audit Committee also meets with the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. Not all risks that may affect the Trust or the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust, the Investment Adviser, its affiliates or other service providers.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, each of the Trustees has served on boards for organizations other than the Trust, and each has served on the Board for a number of years. They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Independent Trustees annually conduct a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the previous charts, below is certain additional information concerning each particular Trustee and certain of their Trustee attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the ability to work together to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. In conducting its annual self-assessment, the Trustees have determined that they have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Ms. Zakaluk’s Trustee attributes include her position as the Chief Operating Officer and a shareholder of the Investment Adviser. She also serves as the Chief Executive Officer, President, Chief Financial Officer and Treasurer of the Trust and is responsible for its activities. Ms. Zakaluk has an intimate knowledge of the Investment Adviser’s products, operations, personnel and financial resources. Her position of influence and responsibility with the Investment Adviser, in addition to her knowledge of the Investment Adviser has been determined to be valuable by the Board in its oversight of the Trust. Ms. Zakaluk also has many years of experience in the investment advisory business both with the Investment Adviser and with a large advisory organization before joining the Investment Adviser, including experience with mutual funds, their boards and distributors.

Mr. Diamond’s Trustee attributes include his many years of experience with the Board, as well as his many years of banking industry, financial and other business experience in executive and management positions.

Mr. Ferris’s Trustee attributes include his many years of experience with the Board, as well as his many years of experience with international business organizations and a major international accounting firm.

Mr. Sundem’s Trustee attributes include his many years of experience with the Board, as well as his many years of distinguished academic positions with a prominent university and his specialized accounting and finance expertise.

Committees

The Board has three standing committees: the Audit Committee, the Nominating Committee and the Fair Value Committee. The Audit Committee is comprised of the three Independent Trustees — James E. Diamond Jr., John W. Ferris and Gary L. Sundem — and is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Nominating Committee is comprised of James E. Diamond Jr. and Gary L. Sundem and is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. The Nominating Committee normally will not consider nominees from shareholders and, therefore, has not as of this date adopted a policy for consideration of those nominees. The Fair Value Committee is comprised of the three Independent Trustees — James E. Diamond Jr., John W. Ferris and Gary L. Sundem — and is responsible for monitoring and reviewing the pricing methodologies utilized by the Investment Adviser to whom they have delegated daily pricing and fair valuation decisions. During 2011, the Audit Committee met once and the Fair Value Committee met twice.

Fund Shares Owned by Trustees as of December 31, 2011

No Trustee owned shares of the Fund as of the calendar year ended December 31, 2011, which is prior to the inception date of the Fund. However, the following table shows the amount of shares in the Fund and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2011.

Amount Invested Key — $0 A. $1-$10,000 B. $10,001-$50,000 C. $50,001-$100,000 D. over $100,000

Trustees	Rainier International Discovery Fund	Aggregate Dollar Range of Ownership as of December 31, 2011 in all Fund(s) overseen by Trustee in the Fund Complex.
Non-interested Trustees
James E. Diamond, Jr.	—	D
John W. Ferris	—	D
Gary L. Sundem	—	D
Interested Trustee
Melodie B. Zakaluk	—	D

Trustee Compensation

The officers of the Trust and the Trustees who are considered “interested persons” of the Trust receive no compensation directly from the Trust for performing the duties of their offices. However, those officers and Trustees who are officers or principals of the Investment Adviser may receive remuneration indirectly because the Investment Adviser receives a management fee from the Fund. The Independent Trustees each receive an annual retainer of $62,000 plus $3,000 per meeting. The Independent Trustees also are reimbursed for any expenses incurred in attending meetings. The aggregate compensation estimated to be paid by the Fund to each of the Trustees during the fiscal year ending March 31, 2013 is set forth below:

Name of Trustee	Aggregate Compensation Paid from the Rainier International Discovery Fund	Deferred Compensation Accrued as Part of Trust Expenses(1)	Total Compensation from Fund Complex(2)
Non-Interested Trustees

James E. Diamond, Jr.	$158	$0	$74,000

Gary L. Sundem	$158	$0	$74,000

John W. Ferris	$158	$0	$74,000

Interested Trustee

Melodie B. Zakaluk	None	None	None
(1)

“Deferred Compensation Accrued as Part of Trust Expenses” reflects the total compensation from the Trust Complex that was earned during the fiscal year ended March 31, 2013 that has been deferred and will be paid to the Trustee at a later date.

(2)	“Total Compensation from Fund Complex” reflects estimated amounts to be paid out of the Trust’s eight series (or funds) that were effective during the fiscal year ending March 31, 2013.

The Trust does not maintain pension or retirement plans for Trustees. Some of the Independent Trustees receive their compensation through a deferred compensation plan.

Principal Shareholders and Control Persons

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this SAI, the Trustees and officers of the Trust, as a group, did not own more than 1% of the outstanding shares of the Fund. As of the date of this SAI, the Fund had not commenced operations; therefore, the Trustees as a group did not own more than 1% of the outstanding shares of the Fund.

The Investment Adviser

Subject to the supervision of the Board, investment management and services are provided to the Fund by the Investment Adviser, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Investment Adviser provides a continuous investment program for each series of the Trust and makes decisions and places orders to buy, sell or hold particular securities. Pursuant to the Advisory Agreement, the Fund will pay the Investment Adviser a monthly management fee at a rate equal to 1.00% per annum of its average daily net assets. The Investment Adviser may waive a portion of this management fee so that the Fund’s total annual operating expenses do not exceed the expense limitation as discussed below.

In addition to the fees payable to the Investment Adviser and the Administrator, the Fund is responsible for its operating expenses, including, without limitation: (1) interest and taxes; (2) brokerage commissions; (3) insurance premiums; (4) compensation and expenses of Trustees other than those affiliated with the Investment Adviser or the Administrator; (5) legal and audit expenses;

(6) fees and expenses of the custodian, shareholder service and transfer agents; (7) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (8) expenses of preparing, printing and mailing reports, notices and proxy material to shareholders; (9) other expenses incidental to holding any shareholder meetings; (10) dues or assessments of or contributions to the Investment Company Institute or any successor; (11) such non-recurring expenses as may arise, including litigation affecting the Trust or the Fund and the legal obligations with respect to which the Trust or the Fund may have to indemnify their officers and Trustees; and (12) amortization of organization costs.

The Investment Adviser has agreed pursuant to an Operating Expense Agreement to reduce its advisory fee and/or reimburse the expenses of the Fund to the extent necessary so that its total annual operating expenses will not exceed 1.25% of the Fund’s average daily net assets (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). That agreement has an initial term through July 31, 2013 and can be renewed for additional one-year terms thereafter. Any waiver made by the Investment Adviser in its fees and/or any reimbursement of expenses that are the Fund’s obligation may be recouped by the Investment Adviser within three years following the fee waiver and/or expense reimbursement, provided the Fund is able to effect such recoupment and remain in compliance with any applicable expense limitations then in effect. The agreement may be terminated by the Board at anytime with 60 days’ notice to the Investment Adviser, and the Investment Adviser may decline to renew the agreement with notice to the Board at least 30 days before its annual expiration date.

Under the Advisory Agreement, the Investment Adviser is not liable to the Fund for any error of judgment by the Investment Adviser or any loss sustained by the Trust or any of the Fund, except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Advisory Agreement continues automatically for successive annual periods, provided that such continuance is specifically approved at least annually by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Board or by vote of a majority of the outstanding voting securities.

The Advisory Agreement with respect to the Fund is terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days’ written notice to the Investment Adviser. The Advisory Agreement, with respect to the Fund also may be terminated by the Investment Adviser on 60 days’ written notice to the Fund. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

The Administrator

The Trust has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC, in its capacity as the Administrator , the Transfer Agent and the Trust’s fund accounting agent. Its principal business address is 2020 E. Financial Way, Suite 100, Glendora, CA 91741 and 615 E. Michigan, Milwaukee, WI 53202, respectively. The Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund’s qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; perform back-test compliance monitoring; monitor and oversee the activities of the Fund’s servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund’s daily expense accruals; and perform such additional services as may be agreed upon by the Trust and the Administrator. For all of these services, the Fund pays a monthly fee equal to an annual rate of 0.05% of the average daily net assets on the first $3 billion, 0.04% on the next $1 billion, 0.03% on the next $6 billion, 0.02% thereafter, subject to an annual minimum of $650,000 for all series of the Trust (and $25,000 per series). U.S. Bank, N.A., an affiliate of the Administrator, serves as the Custodian. Its principal business address is 1555 N. River Center Dr., Suite 302, Milwaukee, WI 53212.

The Distributor

Quasar Distributors, LLC, the Distributor and an affiliate of the Administrator, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distribution Agreement between the Trust and the Distributor (the “Distribution Agreement”) continues in effect from year to year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto, upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. The Distributor is paid an annual fee of $2,000 per Fund, by the Investment Adviser or from the Rule 12b-1 fees under the Distribution Plan.

PORTFOLIO MANAGER

Henrik Strabo is the Portfolio Manager for the Fund. The following provides information regarding other accounts managed by Mr. Strabo as of January 31, 2012:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0

Other Pooled Investment Vehicles	0	$0	0	$0

Other Accounts	0	$0	0	$0

As of January 31, 2012, the Portfolio Manager beneficially owned shares of the Fund as follows:

Dollar Range of Equity Securities in the Fund (A. None, B. $1-$10,000, C. $10,001-$50,000, D. $50,001-$100,000, E. $100,001-$500,000, F. $500,001-$1,000,000, G. Over $1,000,000)
Name of Portfolio Manager	Rainier International Discovery Fund
Henrik Strabo	A

Compensation

The Portfolio Manager is compensated by the Investment Adviser and receives a fixed salary. Portfolio Managers who are shareholders of the Fund receive a dividend based on the number of shares owned. Portfolio Managers who are principals of the Investment Adviser receive a quarterly bonus based on a specified percentage of the Investment Adviser’s profits and may receive an additional bonus based on contributions to the Investment Adviser and Fund performance. Portfolio Managers who are neither shareholders of the Fund nor principals of the Investment Adviser receive an annual subjective bonus based on his or her contribution to the performance of the Fund, as well as his or her teamwork, constructive attitude and other contributions to the Investment Adviser’s business, but not based on the size of the portfolio or assets under management. The measurement of a non-shareholder Portfolio Manager’s contribution to the performance of the Fund is not strictly a quantitative measurement of security performance compared to a benchmark. However, attribution analysis comparing performance of the portfolio holdings to a benchmark for the industry for which the Portfolio Manager has responsibility is normally reviewed. Typically, periods of one and three years receive greatest scrutiny in performance evaluations, without regard to the effect any taxes would have on those portfolio recommendations.

Material Conflicts of Interest

The compensation paid to Rainier for managing the Fund is based only on a percentage of assets under management. Portfolio Managers benefit from Rainier’s revenues and profitability. But no Portfolio Managers are compensated based directly on fee revenue earned by Rainier on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Independent Registered Public Accounting Firm and Legal Counsel

Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, is the independent registered public accounting firm for the Fund.

Paul Hastings LLP, 55 Second Street, 24th Floor, San Francisco, California 94105, serves as legal counsel to the Independent Trustees and the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Best Execution: Rainier has the duty to seek to obtain “best execution” on each portfolio transaction for a client. Rainier will allocate brokerage transactions to those brokers, dealers and markets, and at such prices and such commission rates, as in the good faith judgment of Rainier is expected to be in the best interest of its clients. In making these allocations, Rainier will take into consideration not only the available securities prices and rates of brokerage commission, but also other relevant factors such as, without limitation: execution capabilities and research; the size of the transaction; the difficulty of execution; the operational facilities of the broker involved; the risk in positioning a block of securities; the quality of the overall brokerage and research services provided by the broker or dealer; and the value of ongoing relationships with those brokers and dealers. Rainier need not demonstrate that such factors are of a direct benefit to a particular client.

Rainier has established a Best Execution Committee to oversee the trading practices of the firm. The Best Execution Committee is charged with approving brokers, rating brokers and determining broker budgets. All Portfolio Managers and Traders are active members of the Best Execution Committee. They meet at least semi-annually to oversee the trading practices of Rainier, discuss broker selection, trading venues, commissions, budgets and other issues that are critical to the Best Execution Committee’s oversight of best execution. The Best Execution Committee has appointed a sub-committee to review best execution of fixed-income trades.

Soft Dollar Practices: Subject to meeting its fiduciary responsibility to seek best execution for all client transactions, Rainier may obtain research and brokerage products or services that fall within the “safe harbor” established by Section 28(c) of the Securities Exchange Act of 1934, as amended, and as has been interpreted through regulatory guidance issued by these, in connection with its fund brokerage. Under that requirement, these products and services must provide lawful and appropriate assistance to Rainier in the performance of its investment decision-making responsibilities.

Rainier will allocate brokerage transactions to those brokers, dealers and markets, and at such prices and such commission rates, as in the good faith judgment of Rainier will be in the best interest of its clients. In making these allocations, Rainier will take into consideration not only the available prices and rates of brokerage commission, but also other relevant factors such as, without limitation: execution capabilities and research; custodial and other services provided by those broker/dealers which are expected to enhance the general portfolio management capabilities of Rainier; the size of the transaction; the difficulty of the execution; the operational facilities of the broker/dealers involved; the risk in positioning a block of securities; the quality of the overall brokerage and research services provided by the broker/dealers; and the value of ongoing relationships with those broker/dealers.

Rainier need not demonstrate that such factors are a direct benefit to a particular client. It is possible that accounts which may not directly benefit from the ancillary service provided by a particular broker/dealer will enter occasional transactions through that broker/dealer, but Rainier believes that the overall effect of such occasional transactions on all accounts is reasonable in totality. Some of these services would be considered part of a “soft dollar” arrangement. Because of the services provided, Rainier may pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if Rainier determines in good faith that the commission is reasonable in relation to the value of the brokerage and/or research services provided by the broker and/or dealer, viewed in terms of either the particular transaction or Rainier’s overall responsibilities with respect to the accounts over which it exercises investment discretion.

Aggregated Orders

As part of its effort to obtain best execution, Rainier may, according to its procedures, aggregate orders (a practice generally known as block trading or bunching) unless restricted by client direction, type of account or other account restrictions. Other common factors to be considered when deciding upon the inclusion of a particular account in a block order include investment strategy, account objectives, account restrictions, cash balances, relevant policies, order instructions, and order size.

When recommending or effecting a transaction in a particular investment for more than one client, Rainier will allocate such recommendations or transactions among clients for whom such recommendation is effected on such basis as Rainier deems equitable over time. Allocations of a specific investment may not be recommended for every account and transactions in a specific investment may not be processed at the same time or price for all accounts. All accounts that participate in a block transaction will receive an allocation to achieve a targeted security weighting, or other objective target such as cash level.

Depending on the Investment Adviser’s view of market conditions, the Fund may or may not purchase debt securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. The Fund may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer.

The Fund does not effect securities transactions through broker-dealers in accordance with any formula, nor does it effect securities transactions through such broker-dealers solely for selling shares of the Fund or providing other potential marketing benefits to the Fund. However, as stated above, the Fund and the Investment Adviser may from time to time benefit from marketing or distribution efforts by broker-dealers who execute transactions for the Fund.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Investment Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of Fund securities for the fiscal year by (2) the monthly average of the value of Fund securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See “Portfolio Transactions and Brokerage.”

NET ASSET VALUE

As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. The Fund does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of the Fund’s shares may be determined on days the NYSE is closed or at times other than 4:00 p.m., Eastern time, if the Board decides it is necessary in unusual circumstances, and to the extent permitted by applicable law.

Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Fund, in computing the net asset value, to value portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available from independent sources, securities must be based on “fair value determined in good faith.” The Board has delegated such responsibility to the Investment Adviser pursuant to a Security Valuation Policy that the Board has adopted. On a case-by-case basis, the Investment Adviser’s Pricing Committee will establish an appropriate pricing methodology to determine the fair value of securities that are difficult to price. No one may change or authorize a change in a security’s price or otherwise deviate from the Security Valuation Policy without first obtaining approval from the Investment Adviser’s Pricing Committee. The Board will approve, monitor and review the valuation decisions and policies made by the Investment Adviser.

Under current financial accounting standards, “fair value” means “the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.” Fair value pricing involves subjective judgments and there is no single standard for determining fair value.

The Fund prices its securities as follows: all equity securities that are traded on a national securities exchange, are valued at the last reported sale price on the exchange where it is primarily traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price. If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. In the event such market quotations are not readily available, fair value will be determined as set forth in the pricing procedures.

Debt securities held by the Fund shall be provided by the pricing vendor, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Matrix pricing is a mathematical technique used to value fixed-income securities without relying exclusively on quoted prices. If a price is not available from pricing services, then fair value will be determined as set forth in the pricing procedures. Fixed-income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity. Investments in other open-end mutual funds are valued at their stated net asset value.

Securities listed on a foreign exchange are valued at the last sale price at close of the exchange which the security is primarily traded. In certain countries, however, market-maker prices are used since they are the most representative of the daily trading activity. Market-maker prices are usually the mean between the bid and ask quotes. Certain markets are not closed at the time that the Fund prices portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes, or the last sale price when appropriate.

Pricing vendors may be unwilling or unable to obtain prices for certain securities, or may assign prices that do not reflect current market conditions. Certain securities, such as thinly traded securities, securities in which trading has been suspended, securities traded in certain foreign markets, etc. may be difficult to price. Additionally, significant events may affect the pricing of securities. A significant event is determined by the Investment Adviser’s Pricing Committee and defined as an event deemed material enough to impact the value of the security, such as news disruptive enough to cause a halt in trading, news indicating a potential default of a fixed-income issuer’s obligations, catastrophic news such as an earthquake or flood or other news that would materially impact the price of a security

Cash and receivables will be valued at their face amounts. Interest will be recorded as accrued, and dividends will be recorded on their ex-dividend date. All other assets of the Fund are valued in such manner, as the Board in good faith deems appropriate to reflect their fair value.

The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

Net Assets	=	Net Asset Value per share
Shares Outstanding

The net asset value of the Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE, normally 4:00 p.m. (Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Fund’s Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

You may purchase shares of the Fund from the Transfer Agent or from selected securities brokers, dealers or financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents. Purchase orders through securities brokers, dealers and other financial intermediaries are affected at the next-determined net asset value after receipt of the order by such agent before the Fund’s daily cutoff time. Orders received after that time will be purchased at the next-determined net asset value.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Investment Adviser or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain retirement and other employee benefit plans, for the Investment Adviser’s employees, clients or their affiliates, for advisers or financial institutions offering investors a program of services or any other person or organization deemed appropriate by the Trust.

The U.S. Postal Service or other independent delivery services are not agents of the Trust. Therefore, a deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders does not constitute receipt by the Transfer Agent or the Trust. The Trust and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

How to Sell Shares

Payments to shareholders for Fund shares redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Fund’s Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of Fund securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment. In this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

Selling Shares Directly to the Fund

When selling shares of the Fund, you may send a signed letter of instruction to the Transfer Agent. The price you will receive is the next net asset value calculated after the Transfer Agent receives your request in proper form. In order to receive that day’s net asset value, the Transfer Agent must receive your request before the close of regular trading on the NYSE.

Selling Shares Through Your Investment Representative

Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day’s net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

Delivery of Proceeds

The Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

Telephone Redemptions

Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the shareholder’s latest account application or as otherwise properly specified to the Fund in writing. The Trust reserves the right to refuse a telephone redemption request if it believes that the person making the request is neither the record owner of the shares being redeemed nor otherwise authorized by the shareholder to request the redemption.

The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Trust may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that if such procedures are used, neither the Trust nor the Fund or its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For more information, consult the Transfer Agent.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative. The telephone redemption privilege is not available if you were issued certificates for shares that remain outstanding. The telephone redemption privilege may be modified or terminated without notice.

Redemptions-in-Kind

Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

TAXATION

The Fund is taxed as a separate entity under the Internal Revenue Code (the “Code”), of 1986, as amended and intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code. In each taxable year that the Fund qualifies, the Fund (but not their shareholders) will not be subject to federal income tax on that part of their investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders. Distributions from the Fund generally will constitute taxable income to shareholders subject to U.S. federal and state taxation. A failure of the Fund to comply with the applicable provisions of the Code may subject the Fund to federal income tax on taxable income (including realized capital gains), substantially reducing any investment return that otherwise would be enjoyed on the Fund’s shares.

In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in stocks, securities or currencies; (2) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities of two or more issuers controlled by the Fund that are engaged in the same, similar or related business, or the securities of one or more qualified publicly traded partnerships.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Under the Code, the Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the current rate of 28% in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and amounts withheld may be credited to a shareholder’s overall tax liability if proper documentation is provided to the IRS. The Trust reserves the right to refuse to open the Fund account for any person failing to provide a certified taxpayer identification number.

As required by U.S. Treasury Regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Code.

The advice was prepared to support the promotion or marketing of the transactions or matters addressed by the written advice.

Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax adviser.

DIVIDENDS AND DISTRIBUTIONS

Dividends from the Fund’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Distributions of the Fund’s net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed above, even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

PERFORMANCE INFORMATION

The Fund may state its total return in its Prospectus. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Fund’s average annual compounded rate of return for the most recent one, five and ten year periods, or shorter periods from inception, through the most recent calendar quarter.

Total Return

Average annual total return quotations used in the Fund’s advertising and promotional materials are calculated according to the following formula:

Return Before Taxes

P(1 + T)n = ERV

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Return After Taxes on Distributions

P(1 + T)n = ATVD

where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ATVD equals the ending value of a hypothetical payment made at the beginning of the periods at the end of periods, after taxes (highest individual marginal federal income tax rate) on distributions but not after taxes on redemption.

Return After Taxes on Distributions and Sale of Shares

P(1 + T)n = ATVDR

where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ATVDR equals the ending value of a hypothetical payment made at the beginning of the periods at the end of periods, after taxes (highest individual marginal federal income tax rate) on distributions and redemption.

Yield

Annualized yield quotations used in the Fund’s Prospectus are calculated by dividing the Fund’s interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

YIELD = 2 [(a-b + 1)6 - 1]

   cd

where “a” equals dividends and interest earned during the period; “b” equals expenses accrued for the period, net of reimbursements; “c” equals the average daily number of shares outstanding during the period that are entitled to receive dividends and “d” equals the maximum offering price per share on the last day of the period. Except as noted below, in determining net investment income earned during the period (“a” in the above formula), the Fund calculates interest earned on the debt obligations held by it during the period by (1) computing the obligation’s yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) and; (3) totaling the interest earned on all debt obligations and all dividends accrued on all equity securities during the period.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures, which explain the Trust’s general voting procedures and considerations when voting proxies. The Trust has delegated its proxy voting responsibility to the Investment Adviser, subject to the supervision of the Board.

According to the Investment Adviser’s Policies and Procedures, the Investment Adviser votes proxies on a pre-established set of guidelines and on the recommendations of an independent third party, Institutional Shareholder Services (“ISS”). ISS makes its recommendations based on its independent objective analysis of the economic interests of the shareholders, but the Investment Adviser retains ultimate responsibility for the votes. Generally, the Investment Adviser votes in accordance with ISS’ recommendations. This process insulates the Investment Adviser’s voting decisions from any potential conflicts of interest.

If the Investment Adviser believes ISS is not acting on behalf of the best interests of the Trust and its shareholders, the Investment Adviser will not vote in accordance with ISS. The Investment Adviser reviews each vote on a case-by-case basis and may decide to override ISS vote recommendations based on the following information:

—	Issues called out by other established proxy voting guidelines, such as the AFL-CIO Proxy Voting Guidelines
—	Issues that ISS itself considers on a case-by-case basis

Conflicts of Interest

The Investment Adviser’s duty is to vote proxies in the best interests of its clients, including the Trust and shareholders. Therefore, in situations where there is a conflict of interest between the interests of the Investment Adviser and the interests of a client, the Investment Adviser will take one of the following steps to resolve the conflict:

1.

Follow the recommendation of another nationally recognized third-party proxy advisory service, and document the reasons for overriding ISS and voting in accordance with the recommendation of the other third party;

2.	Decide independently how to vote the proxies notwithstanding its material conflict of interest, provided it carefully and fully documents its reasons for voting in the manner proposed;
3.	Disclose the conflict to the client or, with respect to the Fund, the Board (or its delegate) and obtain the client’s or Board’s direction to vote the proxies;
4.	Erect information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict;
5.

Abstain from voting on the proposal if the Investment Adviser determines that (a) an abstention is in the best interest of the affected clients as a whole, (b) the costs of voting the proxy are extraordinary and exceed the expected benefit to the affected clients as a whole, (c) the value of the affected clients’ economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) the Investment Adviser has not received a timely response from the client;

6.	Implement any other procedure that results in a decision that is demonstrably based on the client’s best interest and not the product of the conflict.

More Information

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will first become available after August 31 of each year, and at such time the information will be available without charge, upon request by calling toll-free 800-248-6314, by accessing the Investment Adviser’s website at www.rainierfunds.com and by accessing the SEC’s website at www.sec.gov. The Trust will send a description of its Proxy Voting Policies and Procedures within three business days of receipt of a request.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001. To ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

MARKETING AND SUPPORT PAYMENTS

The Investment Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain broker-dealers (“Financial Intermediaries”) who sell shares of the Fund. Such support payments are in addition to distribution or service fees payable under Rule 12b-1 under the 1940 Act, record keeping/sub-transfer agency fees payable by the Fund to certain Financial Intermediaries for performing such services, and any other compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority. For example, the Investment Adviser may compensate Financial Intermediaries for providing the Fund with “shelf space” or access to a portfolio offering list such as inclusion of the Fund on preferred or recommended sales lists, “mutual fund supermarket” platforms and other formal sales programs; granting access to the Financial Intermediaries’ sales force, conferences, events, and meetings; assistance in training and educating the Financial Intermediary’s personnel; and participation in cooperative advertising.

Support payments generally are based on the net assets of the Fund serviced and maintained by the Financial Intermediary and range from 0 – 0.10% of the net assets. The fee structure and amounts are subject to change at the discretion of the Investment Adviser. The prospect of receiving, or the receipt of additional payments or other compensation as described above by Financial Intermediaries may provide Financial Intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take these support payment arrangements into account when considering and evaluating any recommendations relating to the Fund’s shares.

GENERAL INFORMATION

The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If the Board deems it advisable and in the best interest of shareholders, the Board may create additional series of shares which differ from each other only as to dividends. The Board has created seven series of shares in addition to the Fund, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular series are allocated fairly among the series by the Board, generally on the basis of the relative net assets of each series.

The Trust may also create different classes of shares. Currently, the Trust offers two share classes—Institutional and Original classes of shares. The Original Shares of the Small/Mid Cap Equity, Large Cap Equity, Balanced and Intermediate Income Funds commenced on May 10, 1994. On May 2, 2002, the Trust began issuing the Institutional Shares for the Small/Mid Cap Equity, Large Cap Equity and Balanced Funds. On December 27, 2005, the Trust began issuing Original and Institutional Shares of the Mid Cap Equity Fund. On March 31, 2009, the Trust began issuing Institutional Shares of the High Yield Fund. On March 28, 2012, the Trust began issuing Institutional Shares of the International Discovery Fund. Each class of shares has identical rights and privileges except with respect to voting matters affecting a single class of shares and the exchange privilege of each class of shares.

Shareholders are entitled to one vote for each full share (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or 1% of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the 1940 Act) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Investors will be informed of the Fund’s progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

The Trust, the Investment Adviser and the Distributor have adopted Codes of Ethics under Rule 17j-1 under the 1940 Act. The Investment Adviser’s Code of Ethics prohibits personnel of the Investment Adviser from purchasing securities (as defined by the SEC) in their individual accounts. The Distributor’s Code of Ethics permits, subject to certain conditions, personnel of the Distributor to invest in securities that may be purchased or held by the Fund.

The Custodian, U.S. Bank, N.A., is responsible for holding the Fund’s assets. U.S. Bancorp Fund Services, LLC acts as the Administrator, the Transfer Agent and the fund accounting agent. Deloitte & Touche LLP has been selected as the independent registered public accounting firm for the Trust.

FINANCIAL STATEMENTS

Because the Fund is new, it does not have financial information. When they become available you may request a copy of the Annual and Semiannual Reports at no charge by calling 1-800-248-6314.

APPENDIX

DESCRIPTION OF RATINGS

Moody’s Investors Service, Inc.: Credit Ratings

Aaa—Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers “1”, “2” and “3” to both the Aaa and Aa rating classifications. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2" indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

S&P’s Ratings Group: Credit Ratings

AAA—This is the highest rating assigned by S & P’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Fitch Ratings

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually short-term financial obligations. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1—superior ability to repay; Prime 2—strong ability to repay; Prime 3—acceptable ability to repay.

An S & P’s commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative capacity to meet financial commitments. The designation A-1 indicates a strong capacity to meet financial commitments. A “+” designation is applied to those issues rated “A-1” which possess capacity to meet financial commitments that are extremely strong. Capacity to meet financial commitments on issues with the designation “A-2” is satisfactory. Issues carrying the designation “A-3” have an adequate capacity to meet financial commitments. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

PART C

OTHER INFORMATION

Item 28.     Exhibits

(a)	Declaration of Trust[1]

(i)	Certificate of Trust(1)
(ii)	Agreement and Declaration of Trust(1)

(b)	Bylaws(1)

(c)	Instruments Defining Rights of Security Holders — Incorporated by reference to the Articles of Incorporation and Bylaws.

(d)	(i) Investment Advisory Agreement(2)

(a)	Form of Amendment No. 1 to Investment Advisory Agreement(6)

(b)	Form of Amendment No. 2 to Investment Advisory Agreement(6)

(c)	Form of Amendment No. 3 to Investment Advisory Agreement(8)

(d)	Form of Amendment No. 4 to Investment Advisory Agreement – filed herewith.

(ii)	Operating Expenses Agreement(2)

(a)	Form of Amendment No. 1 to Operating Expenses Agreement(6)

(b)	Form of Amendment No. 2 to Operating Expenses Agreement(8)

(c)	Form of Amendment No. 3 to Operating Expenses Agreement – filed herewith.

(e)	Distribution Agreement by and between Registrant and Quasar Distributors, LLC(7)

(a)	Addendum to Distribution Agreement(6)

(b)	Amendment to Distribution Agreement(8)

(c)	Amendment to Distribution Agreement – filed herewith.

(f)	Bonus or Profit Sharing Contracts – Not applicable.

(g)	Custody Agreement by and between Registrant and U.S. Bank N.A.(7)

(a)	Addendum to Custody Agreement(6)

(b)	Amendment to Custody Agreement(8)

(c)	Amendment to Custody Agreement – filed herewith.

(h)	Other Material Contracts

(i)	Fund Administration Servicing Agreement by and between Registrant and U.S. Bancorp Fund Services, LLC(7)

(a)	Amendment to Fund Administration Servicing Agreement(8)

(b)	Second Amendment to Fund Administration Servicing Agreement – filed herewith.

(ii)	Fund Accounting Servicing Agreement(7)

(a)	Amendment to Fund Accounting Servicing Agreement(8)

(b)	Second Amendment to Fund Accounting Servicing Agreement – filed herewith.

(iii)	Transfer Agent Servicing Agreement(7)

(a)	Amendment to Transfer Agent Servicing Agreement(8)

(b)	Second Amendment to Transfer Agent Servicing Agreement – filed herewith.

(iv)	Services Agreement(2)

(v)	Assignment of Administration Agreement(5)

(vi)	Power of Attorney(10)

(i)	Legal Opinion of Paul Hastings LLP (f/k/a, Paul, Hastings, Janofsky & Walker LLP)(6), (8) – filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm – Not applicable.

(k)	Omitted Financial Statements – Not applicable.

(l)	Agreement Relating to Initial Capital(3)

(m)	Rule 12b-1 Plan(2)

(a)	Amendment to Rule 12b-1 Plan(10)

(n)	Rule 18f-3 Plan(4)

(o)	Reserved.

(p)	Joint Code of Ethics for Rainier Investment Management Mutual Funds and Rainier Investment Management (9)

(1)	Filed with the Registrant’s initial Registration Statement, File No. 33-73792 On January 5, 1994

(2)	Filed with Pre-effective Amendment No. 1 to the Registrant’s Registration Statement, File No. 33-73792 on February 23, 1994.

(3)	Filed with Pre-effective Amendment No. 2 to the Registrant’s Registration Statement, File No. 33-73792 on April 6, 1994

(4)	Filed with Post-Effective Amendment No. 13 to the Registrant’s Registration Statement, File No. 33-73792 on March 1, 2002.

(5)	Filed with Post-Effective Amendment No. 17 to the Registrant’s Registration Statement, File No. 33-73792 on August 2, 2004.

(6)	Filed with Post-Effective Amendment No. 22 to the Registrant’s Registration Statement, File No. 33-73792 on December 27, 2005.

(7)	Filed with Post-Effective Amendment No. 27 to the Registrant’s Registration Statement, File No. 33-73792 on July 26, 2007.

(8)	Filed with Post-Effective Amendment No. 30 to the Registrant’s Registration Statement, File No. 33-73792 on March 30, 2009.

(9)	Filed with Post-Effective Amendment No. 33 to the Registrant’s Registration Statement, File No. 33-73792 on July 30, 2010.

(10)	Filed with Post-Effective Amendment No. 34 to the Registrant’s Registration Statement, File No. 33-73792 on July 29, 2011.

Item 29.	Persons Controlled by or Under Common Control with Registrant

As of the date of this amendment to this Registration Statement, there are no persons controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VII, Section 2 of the Registrant’s Declaration of Trust provides as follows:

Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee’s performance of his duties as a Trustee of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.”

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

The response to this item is incorporated by reference to its Form ADV as amended (File No. 801-35638).

Item 32.  Principal Underwriter.

(a)        Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jensen Portfolio, Inc.
Advisors Series Trust	Keystone Mutual Funds
Allied Asset Advisors Funds	Kiewit Investment Fund, LLLP
Alpine Equity Trust	Kirr Marbach Partners Funds, Inc.
Alpine Income Trust	Litman Gregory Funds Trust
Alpine Series Trust	LKCM Funds
Artio Global Funds	LoCorr Investment Trust
Brandes Investment Trust	MainGate Trust
Brandywine Blue Funds, Inc.	Managed Portfolio Series
Bridges Investment Fund, Inc.	Matrix Advisors Value Fund, Inc.
Buffalo Funds	Monetta Fund, Inc.
Country Mutual Funds Trust	Monetta Trust
Cushing MLP Funds Trust	Nicholas Family of Funds, Inc.
DoubleLine Funds Trust	Permanent Portfolio Family of Funds, Inc.
Empiric Funds, Inc.	Perritt Funds, Inc.
Evermore Funds Trust	Perritt Microcap Opportunities Fund, Inc.
First American Funds, Inc.	PineBridge Mutual Funds
First American Investment Funds, Inc.	PRIMECAP Odyssey Funds
First American Strategy Funds, Inc.	Professionally Managed Portfolios
Fort Pitt Capital Funds	Prospector Funds, Inc.
Glenmede Fund, Inc.	Purisima Funds
Glenmede Portfolios	Quaker Investment Trust
Greenspring Fund, Inc.	Rainier Investment Management Mutual Funds
Guinness Atkinson Funds	RBC Funds Trust
Harding Loevner Funds, Inc.	SCS Financial Funds
Hennessy Funds Trust	Thompson Plumb Funds, Inc.
Hennessy Funds, Inc.	TIFF Investment Program, Inc.
Hennessy Mutual Funds, Inc.	Trust for Professional Managers
Hennessy SPARX Funds Trust	USA Mutuals Funds
Hotchkis & Wiley Funds	Wall Street Fund
Intrepid Capital Management Funds Trust	Wexford Trust
IronBridge Funds, Inc.	Wisconsin Capital Funds, Inc.
Jacob Funds, Inc.	WY Funds

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Eric W. Falkeis(1)	Board Member	None
Susan LaFond(1)	Treasurer	None
Teresa Cowan(1)	Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None

(1) This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(2) This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.

(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c) Not	applicable.

Item 33 ..            Location of Accounts and Records

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained as follow:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i) and (ii); (3); (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:

U.S. Bank N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

(b)	With respect to Rules 31a-1(a); 31a-1(b); (2)(iii) and (4), the required books and records are maintained at the offices of Registrant’s Administrator, Transfer Agent and Fund Accountant:

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100

Glendora, CA 91741

(c)	With respect to Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-(f), the required books and records are maintained at the principal offices of the Registrant’s Adviser:

Rainier Investment Management Mutual Funds

601 Union Street, Suite 2801

Seattle, WA 98101

(d)	With respect to Rule 31a-1(d), certain required books and records will be maintained at the offices of the Registrant’s Principal Underwriters:

Quasar Distributors, LLC

615 E. Michigan Street

Milwaukee, WI 53202

Item 34.               Management Services

There are no management-related service contracts not discussed in Parts A and B.

Item 35.               Undertakings

  (a)      Registrant undertakes that if requested to do so by the holders of at least 10% of the registrant’s outstanding shares, it will call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused Post-Effective Amendment No. 38 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Seattle, State of Washington, on the 27th day of March, 2012.

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

/s/ Melodie B. Zakaluk
Melodie B. Zakaluk
Chief Executive Officer, President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement on Form N-1A has been signed below by the following person in the capacities and on the date indicated.

Signature	Title	Date

/s/ Melodie B. Zakaluk	Trustee, Chief Executive Officer, President, Chief Financial Officer and Treasurer	March 27, 2012
Melodie B. Zakaluk

/s/ Gary L. Sundem*	Trustee	March 27, 2012
Gary L. Sundem

/s/ James E. Diamond, Jr.*	Trustee	March 27, 2012
James E. Diamond, Jr.

/s/ John W. Ferris*	Trustee	March 27, 2012
John W. Ferris

* By /s/ Melodie B. Zakaluk
Melodie B. Zakaluk Chief Executive Officer, President,
Chief Financial Officer and Treasurer, Attorney-in-fact pursuant to the power of attorney filed on July 29, 2011.

INDEX TO EXHIBITS

Exhibit Number	Description
(d)(i)(d)	Form of Amendment No. 4 to Investment Advisory Agreement
(d)(ii)(c)	Form of Amendment No. 3 to Operating Expenses Agreement
(e)(c)	Amendment to Distribution Agreement
(g)(c)	Amendment to Custody Agreement
(h)(i)(b)	Second Amendment to Fund Administration Servicing Agreement
(h)(ii)(b)	Second Amendment to Fund Accounting Servicing Agreement
(h)(iii)(b)	Second Amendment to Transfer Agent Servicing Agreement
(i)	Legal Opinion (Paul Hastings LLP)